Description of business	12 Months Ended
Aug. 31, 2025
Accounting Policies [Abstract]
Description of business

1. Description of business

Pineapple Financial Incorporation, (“the Company”) was incorporated in 2006, under the Ontario Business Corporations Act. Later the company was registered under Canadian Business Corp. The Company’s head office is located at 200-111 Gordon Baker Road, Toronto, Ontario, M2H 3R1 Canada and its securities are publicly listed on the New York Stock Exchange American (NYSEAmerican) under ticker “PAPL”.

Impact from the global inflationary pressures leading to higher interest rates

During fiscal 2024, global inflationary pressures resulted in central banks, including the Bank of Canada, increasing benchmark interest rates to mitigate inflation. The resulting higher borrowing costs led to a slowdown in real-estate activity, reduced pricing pressures, and lower transaction volumes across the housing market.

In fiscal 2025, the Bank of Canada began to gradually reduce interest rates as inflationary trends moderated and economic conditions softened. While these decreases are expected to improve housing affordability and support market recovery over time, the full impact on the real-estate sector and related businesses remains uncertain as of August 31, 2025.

Going Concern

The Company continues to incur significant operating losses and negative operating cash flows, a trend expected to persist in the near term. For the year ended August 31, 2025, the Company incurred a net loss of $3,638,465 (2024 - $4,102,659) and reported negative cash flows from operating activities of $946,820 (2024 - $1,708,261). As at August 31, 2025, the Company had an accumulated deficit of $13,396,439 (2024 – $9,757,974) and a working capital deficit of $682,096 (2024 - $505,415), indicating that current assets are not sufficient to discharge existing liabilities as they become due. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

Management’s ability to sustain operations depends on realizing assets and managing obligations as they come due, as well as securing additional financial resources. Subsequent to year-end, the Company entered into the Injective Digital Asset Treasury Initiative, pursuant to which the Company expects to receive approximately $2.1 million upon the timely filing of its Form S-1. In addition, the Company completed an investment of $11.4 million in Injective tokens, which management anticipates may generate future economic benefits through potential fair-value appreciation.

Management’s plans to address these conditions include:

1.	securing the proceeds expected under the Injective initiative,
2.	pursuing additional capital and financing arrangements, and
3.	implementing further cost-containment and working capital measures.

These plans are discussed further in Note 21, Subsequent Events. There is no assurance that these initiatives will be achieved as planned. Accordingly, substantial doubt remains regarding the Company’s ability to continue as a going concern.